UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

MAY 24, 2005

Date of Report (Date of earliest event reported)

BALLANTYNE OF OMAHA, INC.

(Exact Name of Registrant as Specified in its Charter)

DELAWARE

(State or Other Jurisdiction of

Incorporation or Organization)

1-13906	47-0587703
(Commission File No.)	(IRS Employer Identification Number)

4350 McKinley Street Omaha, Nebraska	68112
(Address of Principal Executive Offices)	(Zip Code)

(402) 453-4444

(Registrant’s Telephone Number Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Form 8-K

Item 1.01                                             Entry into a Material Definitive Agreement

On May 24, 2005, Ballantyne of Omaha, Inc. (the “Company”) entered into a definitive agreement with NEC Solutions (America), Inc., to distribute NEC’s full line of DLP-based digital projection equipment.

Under the three-year agreement, Ballantyne will distribute NEC’s line of STARBeam™ iS8, iS15 and iS25 digital cinema projectors, as well as its full suite of digital pre-show projection systems and digital display equipment from its ADVASuite™ In-Theatre Advertising system. The agreement includes distribution rights for all of the Western Hemisphere, including the United States, Canada, Central and South America, and the Caribbean.

Item 9.01                                             Financial Statements and Exhibits

(c)                                  Exhibits. The following document is filed as part of this report:  see Exhibit Index on page 3.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BALLANTYNE OF OMAHA, INC.

Date: May 27, 2005	By:	/s/ Brad French
Brad French, Secretary/Treasurer and
Chief Financial Officer

EXHIBIT INDEX

10.8                           Reseller Agreement dated May 24, 2005, between the Company and NEC Solutions (America), Inc.